PURCHASE AGREEMENT NUMBER XLR-PA-04258

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à r.l.

Relating to Boeing Model 737 MAX X Aircraft

XLR-PA-04258	BOEING PROPRIETARY	PA Page 1

TABLE OF CONTENTS

ARTICLES
Article 1.	[*]
Article 2.	[*]
Article 3.	[*]
Article 4.	[*]
Article 5.	[*]

TABLE
1.	[*]

EXHIBIT
A.	[*]
B.	[*]

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
[*]
SLP1.	Service Life Policy Components

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258	BOEING PROPRIETARY	PA Page 2

LETTER AGREEMENTS

LA-1402898 Seller Purchased Equipment

LA-1402899 Spare Parts Initial Provisioning

LA-1402900 Spares Flight Crew Training

Restricted LETTER AGREEMENTS

LA-1402901 [*]

LA-1402902 [*]

LA-1402903 [*]

LA-1402904 [*]

LA-1402905 [*]

Intentionally left blank

LA-1402907 [*]

LA-1402908 Shareholder Approval

LA-1402909 [*]

LA-1402910 [*]

LA-1402911 Open Matters

LA-1402912 [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258	BOEING PROPRIETARY	PA Page 3

Purchase Agreement No. PA-04258

between

The Boeing Company

and

Aviation Finance and Leasing S.à r.l.

[*]

1.            [*]

[*]

2.            [*]

[*]

3.            [*]

3.1         [*]

3.2         [*]

4.            [*]

4.1         [*]

[*]

4.2         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258	BOEING PROPRIETARY	PA Page 4

[*]

4.3         [*]

4.4         [*]

5.            [*]

5.1         [*]

5.2         [*]

5.3         [*]

5.4         [*]

5.5         [*]

5.6         [*]

5.7         [*]

5.8         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258	BOEING PROPRIETARY	PA Page 5

[*]

AGREED AND ACCEPTED this

September 7, 2014
Date

THE BOEING COMPANY	AVIATION FINANCE AND LEASING S.À.R.L.

/s/ David F. Langley	/s/ Howard Millar
Signature	Signature

David F. Langley	Howard Millar
Printed name	Printed name

Attorney-in-Fact	Director
Title	Title

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258	BOEING PROPRIETARY	PA Page 6

Table 1 To

Purchase Agreement No. PA-04258

[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258 68993-1F.TXT	BOEING PROPRIETARY	Page 1

Table 1 To

Purchase Agreement No. PA-04258

[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258 68993-1F.TXT	BOEING PROPRIETARY	Page 2

Table 1 To

Purchase Agreement No. PA-04258

[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258 68993-1F.TXT	BOEING PROPRIETARY	Page 3

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à r.l.

Exhibit A to Purchase Agreement Number PA-04258

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXA	BOEING PROPRIETARY	Page 1

Exhibit A

AIRCRAFT CONFIGURATION

Dated _________________

relating to

BOEING MODEL 737 MAX X AIRCRAFT

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXA	BOEING PROPRIETARY	Page 2

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à. r.l.

Exhibit B to Purchase Agreement Number PA-04258

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXB	BOEING PROPRIETARY	EXB Page 1

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

[*]

1.            [*]

[*]

1.1         [*]

1.2         [*]

1.2.1     [*]

1.2.2     [*]

1.3         [*]

1.3.1     [*]

1.3.2     [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXB	BOEING PROPRIETARY	EXB Page 2

[*]

1.3.3     [*]

2.            [*]

[*]

3.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXB	BOEING PROPRIETARY	EXB Page 3

4.            [*]

4.1         [*]

4.2         [*]

4.3         [*]

4.4         [*]

4.5         [*]

4.6         [*]

4.7         [*]

5.            [*]

5.1         [*]

5.2         [*]

5.3         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXB	BOEING PROPRIETARY	EXB Page 4

5.4         [*]

5.5         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EXB	BOEING PROPRIETARY	EXB Page 5

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit AE1

to Purchase Agreement Number PA-04258

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-AE1	BOEING PROPRIETARY	AE1 Page 1

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

1.            Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment. (For Model 737 MAX X the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

L = .65 x	(ECI
ECIb)

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x	(CPI
CPIb)

XLR-PA-04258-AE1	BOEING PROPRIETARY	AE1 Page 2

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.
(ii)	.65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.
(iii)	.35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.
(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.
(v)	The final value of Pa will be rounded to the nearest dollar.
(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.            Values to be Utilized in the Event of Unavailability.

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such

XLR-PA-04258-AE1	BOEING PROPRIETARY	AE1 Page 3

Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.
(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to

XLR-PA-04258-AE1	BOEING PROPRIETARY	AE1 Page 4

the next highest digit when the 5th digit is equal to five (5) or greater.

XLR-PA-04258-AE1	BOEING PROPRIETARY	AE1 Page 5

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-04258

XLR-PA-04258-BFE1	BOEING PROPRIETARY	BFEE1 Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.            Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	_______[*]	_______

Galley Inserts	_______[*]	_______

Seats (passenger)	_______[*]	_______

Overhead & Audio System	_______[*]	_______

In-Seat Video System	_____________[*]	____________

Miscellaneous Emergency Equipment	_________[*]	_________

Cargo Handling Systems* (Single Aisle Programs only)	___________[*]	__________

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

**Actual supplier selection dates will be provided on, or around the date when Boeing provides notice of the scheduled delivery month to Customer. Boeing will communicate in advance with Customer to insure lead times are reasonable.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [*] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-BFE1	BOEING PROPRIETARY	BFEE1 Page 2

2.            On-dock Dates and Other Information.

On or before nine [*], Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item		Preliminary On-Dock Dates
		Aircraft	Aircraft
Seats
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment	[*]
Miscellaneous Emergency Equipment	[*]
Textiles/Raw Material	[*]
Cargo Systems (Single Aisle Programs)
Provision Kits (Single Aisle Programs)
Radomes (Single Aisle Programs)

3.            Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-BFE1	BOEING PROPRIETARY	BFEE1 Page 3

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit CS1

to Purchase Agreement Number PA-04258

XLR-PA-04258-CS1	BOEING PROPRIETARY	CS1 Page 1

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737 MAX X AIRCRAFT

[*]

1.            Maintenance Training.

1.1         [*]

1.2         [*]

1.3         [*]

1.4         [*]

1.5         [*]

1.6         Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including [*]
[*]

2.            Flight Training.

2.1         Boeing will provide [*] to acquaint up to [*]
with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2         [*]

2.3         Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including [*]
[*]

2.3.1     [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-CS1	BOEING PROPRIETARY	CS1 Page 2

3.            Planning Assistance.

3.1         Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1     Maintenance Planning Assistance. [*]
[*]

3.1.2     ETOPS Maintenance Planning Assistance. [*]
[*]

3.1.3     GSE/Shops/Tooling Consulting. [*]
[*]

3.1.4     Maintenance Engineering Evaluation. [*]
[*]

3.2         Spares.

3.2.1     Recommended Spares Parts List (RSPL). [*]
[*]

3.2.2     Provisioning Training. [*]
[*]

3.2.3     Spares Provisioning Conference. [*]
[*]

4.            [*]

4.1         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-CS1	BOEING PROPRIETARY	CS1 Page 3

[*]

4.2         [*]

[*]

4.3         [*]

[*]

4.4         [*]

[*]

4.5         [*]

[*]

4.6         [*]

[*]

4.7         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-CS1	BOEING PROPRIETARY	CS1 Page 4

[*]

4.8         [*]

[*]

4.9         [*]
[*]

5.            [*]

5.1         [*]

5.2         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-CS1	BOEING PROPRIETARY	CS1 Page 5

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit EE1

to Purchase Agreement Number PA-04258

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 1

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737 MAX X AIRCRAFT

1.            [*]

[*]

2.            [*]

[*]

2.1         [*]

[*]

2.2         [*]

2.2.1     [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 2

[*]

2.2.2     [*]

2.2.3     [*]

2.3         [*]

2.4         [*]

2.4.1     [*]

2.4.2     [*]

2.4.3     [*]

2.5         [*]

2.5.1     [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 3

[*]

2.5.2     [*]

2.6         [*]

2.6.1     [*]

2.6.2     [*]

2.7         [*]

2.7.1     [*]

2.7.2     [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 4

2.8         [*]

2.8.1     [*]

[*]

[*]

2.8.2     [*]

2.8.3     [*]

2.9         [*]

2.10      [*]

2.10.1  [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 5

2.10.2  [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 6

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-EE1	BOEING PROPRIETARY	EE1 Page 7

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

Aviation Finance and Leasing S.à.r.l.

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-04258

XLR-PA-04258-SLP1	BOEING PROPRIETARY	SLP1 Page 7

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737 MAX X AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04258.

1.            Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii)	Wing spar webs, chords and stiffeners.
(iii)	Inspar wing ribs.
(iv)	Inspar splice plates and fittings.
(v)	Main landing gear support structure.
(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii)	Wing-to-body structural attachments.
(viii)	Engine strut support fittings attached directly to wing primary structure.
(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.
(x)	Trailing edge flap tracks and carriages.
(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.            Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(ii)	Window and windshield structure but excluding the windows and windshields.
XLR-PA-04258-SLP1	BOEING PROPRIETARY	SLP1 Page 8

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.
(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.
(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.
(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.
(vii)	Forward and aft pressure bulkheads.
(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.
(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.            Vertical Stabilizer.

(i)	External skins between front and rear spars.
(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.
(iii)	Inspar ribs.
(iv)	Rudder hinges and supporting ribs, excluding bearings.
(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.
(vi)	Rudder internal, fixed attachment and actuator support structure.

4.            Horizontal Stabilizer.

(i)	External skins between front and rear spars.
(ii)	Front and rear spar chords, webs and stiffeners.
XLR-PA-04258-SLP1	BOEING PROPRIETARY	SLP1 Page 9

(iii)	Inspar ribs.
(iv)	Stabilizer center section including hinge and screw support structure.
(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.
(vi)	Elevator internal, fixed attachment and actuator support structure.

5.            Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.
(ii)	Internal strut chords, frames and bulkheads.
(iii)	Strut to wing fittings and diagonal brace.
(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.            Main Landing Gear.

(i)	Outer cylinder.
(ii)	Inner cylinder, including axles.
(iii)	Upper and lower side struts, including spindles, universals and reaction links.
(iv)	Drag strut.
(v)	Orifice support tube.
(vi)	Downlock links including spindles and universals.
(vii)	Torsion links.
(viii)	Bell crank.
(ix)	Trunnion link.
(x)	Actuator beam, support link and beam arm.

7.            Nose Landing Gear.

(i)	Outer cylinder.
(ii)	Inner cylinder, including axles.
(iii)	Orifice support tube.
(iv)	Upper and lower drag strut, including lock links.
(v)	Steering plates and steering collars.
(vi)	Torsion links.
XLR-PA-04258-SLP1	BOEING PROPRIETARY	SLP1 Page 10

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

XLR-PA-04258-SLP1	BOEING PROPRIETARY	SLP1 Page 11

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402898

Aviation Finance and Leasing S.à r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.            General.

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

2.            Customer Responsibilities.

2.1         Supplier Selection. Customer will select SPE suppliers from a list provided by Boeing for the commodities identified on such list and notify Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement. If Customer selects a seat, galley, galley insert supplier or any other SPE equipment that is not on the Boeing recommended list, such seat, galley, galley insert or any other SPE equipment will, subject to Boeing approval, become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply. Boeing’s approval will only be withheld in the cases where Boeing, acting reasonably, does not have confidence in the supplier’s ability to support Boeing’s quality system or its ability to certify the applicable commodity for installation on a timely basis. At Customer’s request, Boeing will provide a substantiation of their position.

2.2         Supplier Agreements. Customer will enter into initial agreements with the selected suppliers within ten (10) days of the supplier selection date(s) for the supplier to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM). Customer will enter into final agreements with selected suppliers for the following additional provisions in accordance with the supplier agreement date(s) within thirty (30) days of the ITCM or as otherwise identified by Boeing:

XLR-PA-04258-LA-1402898 Seller Purchased Equipment	BOEING PROPRIETARY	LA Page 1

(i)	for emergency/miscellaneous equipment, providing standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery; and
(ii)	for seats, galleys, galley inserts, and in-flight entertainment and cabin communications systems (IFE/CCS), negotiating price directly with the suppliers, product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

2.3         Configuration Requirements. Customer is responsible for selecting equipment which is FAA certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment. Customer will meet with Boeing and the selected SPE suppliers in the ITCM and any other scheduled meetings or teleconferences in order to:

(i)	for emergency/miscellaneous equipment, provide to Boeing the selected part specification/Customer requirements;
(ii)	for in-flight entertainment and cabin communications systems (IFE/CCS), participate with Boeing in meetings or teleconferences with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;
(iii)	for galleys, provide to Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A;
(iv)	for seats, Customer provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to galley supplier selection dates in Attachment A.
XLR-PA-04258-LA-1402898 Seller Purchased Equipment	BOEING PROPRIETARY	LA Page 2

3.             Boeing Responsibilities.

3.1         Supplier Selection.

3.1.1     Bidder's List. For information purposes, Boeing will submit to Customer a preliminary bidder's list of existing and acceptable suppliers of seats and galleys two years prior to the supplier selection date(s) referred to in paragraph 2 (i) above and a final bidder’s list of existing and acceptable suppliers of seats and galleys [*] prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

3.1.2     Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

3.1.3     Recommended Bidders. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The summary is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

3.1.4     Customer may request the bidder list or for Boeing to submit an RFQ earlier than the time scales described above. Boeing will not unreasonably deny such request.

3.2         Additional Boeing responsibilities:

(i)	placing and managing the purchase orders with the suppliers;
(ii)	coordinating with the suppliers on technical issues;
(iii)	for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;
(iv)	for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;
(v)	ensuring that the delivered SPE complies with the part specification;
(vi)	obtaining certification of the Aircraft with the SPE installed;
(vii)	for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402898 Seller Purchased Equipment	BOEING PROPRIETARY	LA Page 3

the Customer which shall be provided to Customer prior to delivery of the Aircraft.

4.            IFE/CCS Software.

IFE/CCS may contain software of the following two (2) types:

4.1         Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

4.2         Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

4.2.1     Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

4.2.2     The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

4.2.3     Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

4.2.4     Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

5.            Price.

5.1         Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

5.2         Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

6.            Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

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7.             Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.            Remedies.

8.1         If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1.1           delay delivery of the Aircraft;

8.1.2           deliver the Aircraft without installing the SPE;

8.1.3           provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

8.1.4           increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

9.            Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.         Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses [*]
incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

11.         Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402898 Seller Purchased Equipment	BOEING PROPRIETARY	LA Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402898 Seller Purchased Equipment	BOEING PROPRIETARY	LA Page 6

Attachment A

1.                             Supplier Selection.

Customer will:

1.1         Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:
[*]

**Actual supplier selection dates will be provided on or around the date when Boeing provides notice of the scheduled delivery month to Customer. Boeing will communicate in advance with Customer to insure lead times are reasonable.

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402898 Seller Purchased Equipment	BOEING PROPRIETARY	LA Page 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402899

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	Spare Parts Initial Provisioning

Reference:	a) Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S. à r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft).

b) Customer Services General Terms Agreement No. XLR-CSGTA (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.            Definitions.

1.1         Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2         Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3         Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2.            Phased Provisioning.

2.1         Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

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2.2         Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting in Dublin, Ireland where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3         Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4         Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.            Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1         Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2         Prices of Initial Provisioning Spare Parts.

3.2.1     Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for one hundred and eighty (180) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2     Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be one hundred twelve percent (112%) of the supplier's list price for such items.

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3.3         QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.            Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.            Substitution for Obsolete Spare Parts.

5.1         Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2         Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.            Repurchase of Provisioning Items.

6.1         Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft , and ending five (5) years after such delivery, Boeing will,

XLR-PA-04258-LA-1402898 Spare Parts Initial Provisioning	BOEING PROPRIETARY	LA Page 3

upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2         Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft , (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

6.3         Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4         Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5         Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to one hundred percent (100%) of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's twelve percent (12%) handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6         Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its

XLR-PA-04258-LA-1402898 Spare Parts Initial Provisioning	BOEING PROPRIETARY	LA Page 4

Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.            Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.            Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft , such termination will, if Customer so requests by written notice received by Boeing within thirty (30) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.            Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

XLR-PA-04258-LA-1402898 Spare Parts Initial Provisioning	BOEING PROPRIETARY	LA Page 5

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402898 Spare Parts Initial Provisioning	BOEING PROPRIETARY	LA Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402900

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	Flight Crew Training Spare Parts Support

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.            Definition of Terms:

Flight Crew Training: Flight training conducted by Boeing and occurring immediately following delivery of the Aircraft.

Removed Parts: Parts removed from an Aircraft during Flight Crew Training.

Replacement Parts: Parts taken from Boeing inventory and installed in an Aircraft because no Standby Parts are available.

Standby Parts: Parts which are owned by Customer and located at Customer’s designated storage area at Boeing to support Flight Crew Training.

Training Aircraft: The Aircraft delivered to Customer and used for Flight Crew Training.

2.            Provisioning of Spare Parts.

To support Flight Crew Training, Boeing agrees to provide normal line maintenance and expendable spare parts at no charge on the Training Aircraft; and, Customer agrees to provide Standby Parts for the Training Aircraft. The Standby Parts list, including part numbers, exact quantities and on-dock dates, will be established during the provisioning meeting.

If parts other than those discussed above fail on the Training Aircraft during Flight Crew Training, Boeing will attempt to provide Replacement Parts for those failed parts. If Boeing is unable to provide Replacement Parts, Customer will be responsible for providing those parts.

3.            Disposition of Removed Parts.

With respect to Removed Parts, Boeing may:

(i)	repair such Removed Parts, at no charge to Customer, and either retain such parts as Standby Spare Parts or return the Removed Parts to Customer, at Customer expense;
(ii)	return the Removed Parts to Customer at Customer’s expense; or
(iii)	return the Removed Parts to the manufacturer for repair or replacement under such manufacturer’s warranty. Upon Boeing’s receipt of the repaired Removed Parts or their replacements, Boeing may retain such Removed Parts or their replacements as Standby Parts or return such Removed Parts or their replacements to Customer, at Customer’s expense.

Any Removed Parts returned to Customer, or replacements, will be accomplished in accordance with any written instructions from Customer received by Boeing prior to such return.

4.            Redelivery of Standby Parts.

Standby Parts not installed in the Training Aircraft will be redelivered to Customer on board the last aircraft used for Flight Crew Training.

5.            Non-performance by Customer.

If Customer’s non-performance of obligations in this Letter Agreement causes a delay in the Flight Crew Training, Customer will be deemed to have agreed to any such delay in Flight Crew Training. In addition, Boeing will have the right to:

(i)	purchase Standby Spare Parts and invoice Customer for the price of such Parts and for any necessary adjustment and calibration of such Parts;
(ii)	cancel or reschedule the Flight Crew Training;
(iii)	invoice Customer for any expenses, including but not limited to ground handling expenses, maintenance costs and storage costs, that are directly attributable to the delay in the Flight Crew Training.

6.            Customer Warranty.

Customer warrants that the Standby Parts will meet the requirements of the Detail Specification and be in a condition to pass Boeing’s receiving inspection and functional test, and if not in a new condition, will have an attached FAA Serviceable Parts Tag.

7.            Title and Risk of Loss.

Title to and risk of loss of any Standby Parts or Removed Parts will remain with Customer. Boeing will have only such liability for Standby Parts and Removed Parts as a bailee for mutual benefit would have, but will not be liable for loss of use. For Replacement Parts, title will transfer to Customer at the time such part is installed on the Training Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402901

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

1.1         [*]

[The remainder of this page is intentionally left blank]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402901 [*]	BOEING PROPRIETARY	LA Page 1

1.2         [*]

[*]

2.            [*]

2.1         [*]

2.2         [*]

3.            [*]

3.1         [*]

3.2         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402901 [*]	BOEING PROPRIETARY	LA Page 2

[*]

3.3         [*]

4.            [*]

[*]

5.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402901 [*]	BOEING PROPRIETARY	LA Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402901 [*]	BOEING PROPRIETARY	LA Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402902

Aviation Finance and Leasing S.à. r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

2.            [*]

2.1         [*]

2.2         [*]

2.3         [*]

2.4         [*]

2.5         [*]

3.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402902 [*]	BOEING PROPRIETARY	LA Page 1

[*]

4.            [*]

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402902 [*]	BOEING PROPRIETARY	LA Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402903

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

[*]

2.            [*]

[*]

3.            [*]

[*]

4.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402903 [*]	BOEING PROPRIETARY	LA Page 1

5.            [*]

[*]

6.            [*]

[*]

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402903 [*]	BOEING PROPRIETARY	LA Page 2

Attachment A to

Letter Agreement XLR-PA-04258-LA-1402900

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402903 [*]	BOEING PROPRIETARY	LA Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402904

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

[*]

2.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402904 [*]	BOEING PROPRIETARY	LA Page 4

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

XLR-PA-04258-LA-1402904 [*]	BOEING PROPRIETARY	LA Page 5

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 6

MODEL 737 MAX X PERFORMANCE GUARANTEES
FOR Aviation Finance and Leasing S.á r.l.

SECTION CONTENTS

1	[*]
2	[*]
3	[*]
4	[*]
5	[*]
6	[*]
7	[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 7
1	[*]

[*]

2	[*]
2.1	[*]
2.1.1	[*]
2.1.2	[*]
2.1.3	[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 8

2.2	[*]
2.2.1	[*]
2.2.2	[*]
2.3	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 9

2.4	[*]
2.4.1	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 10

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 11

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 12

[*]

2.4.2	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 13

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 14

[*]

2.4.3	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 15

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 16

[*]

2.4.4	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 17

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 18

2.4.5	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 19

[*]

2.4.6	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 20

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 21

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 22

[*]

2.4.7	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 23
2.4.8	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 24

2.4.9	[*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 25

3	[*]
[*]
4	[*]
4.1	[*]
4.2	[*]
4.3	[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 26

5	[*]
5.1	[*]
5.2	[*]
5.3	[*]
5.4	[*]
5.5	[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 27

[*]

5.6	[*]
5.7	[*]
6	[*]
6.1	[*]
6.2	[*]
6.3	[*]
6.4	[*]
6.5	[*]
6.6	[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

Attachment to Letter Agreement No. XLR-PA-04258-LA-1402904 LEAP-1B27 Engines Page 28

6.7	[*]
6.8	[*]
7	[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

P.A. No. PA-04258 AERO-B-BBA4-M14-0567	BOEING PROPRIETARY	SS14-0278

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402905

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.                            [*]

[*]

2.            [*]

[*]

3.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402905 [*]	BOEING PROPRIETARY	LA Page 29

[*]

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402905 [*]	BOEING PROPRIETARY	LA Page 30

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402907

Aviation Finance and Leasing S.á r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.                             [*]

1.1           [*]

1.2           [*]

1.3           [*]

2.                            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402907 [*]	BOEING PROPRIETARY	LA Page 1

3.                             [*]

[*]

4.            [*]

[*]

5.             [*]

[*]

5.1           [*]

5.2           [*]

6.                            [*]

6.1           [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402907 [*]	BOEING PROPRIETARY	LA Page 2

[*]

6.2           [*]

7.                             [*]

[*]

7.1 [*]

8.                            [*]

[*]

9.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402907 [*]	BOEING PROPRIETARY	LA Page 3

[*]

10.                          [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402907 [*]	BOEING PROPRIETARY	LA Page 4

11.                          [*]

[*]

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402907 [*]	BOEING PROPRIETARY	LA Page 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402908

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	Shareholder Approval

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.            Shareholder Approval.

1.1         Customer will use all reasonable efforts to obtain approval for the purchase of the Aircraft from Shareholders of Ryanair Holdings plc as soon as practicable after the signing of this Letter Agreement, and will advise Boeing promptly after such approval has been obtained. If Boeing has not received written notice from Customer within [*] after the date of signing the Definitive Agreement, (Approval Deadline) that approval has been obtained, then the Purchase Agreement will be terminated immediately thereafter.

2.            Effect of Termination.

If there is any termination under the above provisions, all rights and obligations of Boeing and Customer with respect to the Aircraft will terminate and be without further force and effect, except that Boeing will promptly refund to Customer, without interest, all applicable advance payments, received by Boeing from Customer pursuant to the Purchase Agreement and Customer will promptly refund to Boeing all applicable advanced credits provided with respect to the Aircraft.

3.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402908 Shareholder Approval	BOEING PROPRIETARY	LA Page 6

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402908 Shareholder Approval	BOEING PROPRIETARY	LA Page 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402909

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

1.1         [*]

1.2         [*]

1.3         [*]

2.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402909 [*]	BOEING PROPRIETARY	LA Page 1

3.            [*]

[*]

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402909 [*]	BOEING PROPRIETARY	LA Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402910

Aviation Finance and Leasing S.à.r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

[*]

2.            [*]

2.1         [*]

2.2         [*]

2.3         [*]

2.3.1     [*]

2.3.2     [*]

2.3.3     [*]

2.3.4     [*]

2.4         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402910 [*]	BOEING PROPRIETARY	LA Page 1

2.4.1     [*]

2.4.2     [*]

2.5         [*]

2.5.1     [*]

2.5.2     [*]

2.5.3     [*]

2.5.4     [*]

2.5.5     [*]

3.            [*]

[*]

4.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402910 [*]	BOEING PROPRIETARY	LA Page 2

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402910 [*]	BOEING PROPRIETARY	LA Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402911

Aviation Finance and Leasing S.à.r.l.

to 16, Avenue Pasteur

L-2310

Luxembourg

Subject:	Open Matters

Reference:	Purchase Agreement No. PA-04258 (Purchase Agreement) between The Boeing Company (Boeing) and Aviation Finance and Leasing S.à.r.l.. (Customer) relating to Model 737 MAX X aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737 MAX X program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737 MAX X program develops as follows:

1.            Aircraft Delivery Schedule.

1.1         The scheduled delivery position of the Aircraft, as of the date of this Letter Agreement is [*]

1.2         [*]

1.3         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402911 Open Matters	BOEING PROPRIETARY	LA Page 1

2.            Aircraft Configuration.

2.1         The initial configuration of Customer's Model 737 MAX X Aircraft has been defined [*]

Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

2.1.1     [*]

2.1.2     Within [*] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.1.3     Unless mutually agreed otherwise between the Parties, Customer will then elect to either accept or reject the optional features no later than [*] prior to the first delivery..

2.1.4     Within thirty [*] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

(i)	changes applicable to the basic Model MAX X aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration;
(ii)	incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
(iii)	revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE; and
(iv)	[*]

2.2         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402911 Open Matters	BOEING PROPRIETARY	LA Page 2

2.3         [*]

3.            Customer Support Variables.

3.1         The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package. Boeing intends to further refine the post delivery support package for the 737 MAX X and will provide this revised package to Customer no later than thirty-six (36) months prior to the first month of the scheduled delivery quarter of the first Aircraft. The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer an overall Boeing post-delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

3.2         Additionally, Boeing will engage in discussions with Customer in conjunction with the providing of the updated Supplemental Exhibit CS1 to offer to Customer additional uniquely tailored post-delivery support services beyond the scope of the Supplemental Exhibit CS1 that will further enhance the maintainability and operational efficiency of the Aircraft.

4.            Other Letter Agreements.

Boeing and Customer acknowledge that as they work together to develop the 737 MAX X program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need, subject to mutual agreement, to execute or amend additional letter agreements letter agreements addressing one (1) or more of the following:

4.1         Software. Additional provisions relating to software and software loading.

4.2         Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE or IFE in the Aircraft.

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402911 Open Matters	BOEING PROPRIETARY	LA Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402911 Open Matters	BOEING PROPRIETARY	LA Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-PA-04258-LA-1402912

Aviation Finance and Leasing S.à r.l

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

[*]

2.            [*]

         [*]

3.            [*]

3.1         [*]

3.2         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402912 [*]	BOEING PROPRIETARY	LA Page 1

[*]

4.            [*]

4.1         [*]

4.2 [*]

4.3 [*]

5.            [*]

5.1         [*]

5.2         [*]

6.            [*]

6.1         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402912 [*]	BOEING PROPRIETARY	LA Page 2

6.2         [*]

7.            [*]

[*]

8.            [*]

[*]

9.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402912 [*]	BOEING PROPRIETARY	LA Page 3

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402912 [*]	BOEING PROPRIETARY	LA Page 4

Attachment A to

Letter Agreement No. XLR-PA-04258-LA-1402912

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402913 70099-1O.TXT	BOEING PROPRIETARY	Page 1

Attachment to

Letter Agreement No. XLR-PA-04258-LA-1402912

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-PA-04258-LA-1402913 70099-1O.TXT	BOEING PROPRIETARY	Page 2

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XLR-SU-1403203

Aviation Finance and Leasing S. à r.l.

16, Avenue Pasteur

L-2310

Luxembourg

Subject:	[*]

Reference:	[*]

[*]

1.            [*]

1.1         [*]

1.2         [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-SU-1403203 [*]	BOEING PROPRIETARY	Page 1

1.2.1     [*]

1.3         [*]

1.3.1     [*]

1.4         [*]

2.            [*]

2.1         [*]

2.2         [*]

3.            [*]

[*]

4.            [*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-SU-1403203 [*]	BOEING PROPRIETARY	Page 2

4.1         [*]

4.1.1     [*]

[*]

4.1.2     [*]

4.1.3     [*]

4.2         [*]

4.2.1     [*]

4.2.2     [*]

4.3         [*]

4.3.1     [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-SU-1403203 [*]	BOEING PROPRIETARY	Page 3

4.3.2     [*]

4.3.3     [*]

4.4         [*]

[*]

5.            [*]

[*]

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-SU-1403203 [*]	BOEING PROPRIETARY	Page 4

6.            [*]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ David F. Langley
David F. Langley
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 7, 2014

Aviation Finance and Leasing S.à.r.l.

By	/s/ Howard Millar
Howard Millar

Its	Director

*Redacted pursuant to a Request for Confidential Treatment, filed separately with the Commission.

XLR-SU-1403203 [*]	BOEING PROPRIETARY	Page 5